UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 27, 2018

CIM Income NAV, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-55187	27-3147801
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2325 East Camelback Road, 10th Floor, Phoenix, Arizona 85016
(Address of principal executive offices)
(Zip Code)

(602) 778-8700
(Registrant’s telephone number, including area code)

Cole Real Estate Income Strategy (Daily NAV), Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 1.01    Entry into a Material Definitive Agreement.
Item 3.03    Material Modification to Rights of Security Holders.
Item 5.03    Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Item 8.01    Other Events.
On November 27, 2018 (the “Effectiveness Date”), CIM Income NAV, Inc. (formerly known as Cole Real Estate Income Strategy (Daily NAV), Inc.) (the “Company”) filed Articles of Amendment (the “Amendment”) and Articles Supplementary (the “Articles Supplementary”) to its Second Articles of Amendment and Restatement, dated August 26, 2013, as amended (the “Charter”) with the Maryland State Department of Assessments and Taxation. The Amendment amended the Charter to (a)(i) change the name and designation of its Wrap Class Common Shares, $.01 par value per share, to Class D Common Stock, $.01 par value per share (the “Class D Shares”), (ii) change the name and designation of its Advisor Class Common Shares, $.01 par value per share, to Class T Common Stock, $.01 par value per share (the “Class T Shares”), and (iii) change the name and designation of its Institutional Class Common Shares, $.01 par value per share, to Class I Common Stock, $.01 par value per share (the “Class I Shares”), and (b) make certain conforming changes in connection with the changes to the names and descriptions of the common stock. In addition, the Amendment amended the Charter to change the name of the Company to CIM Income NAV, Inc. The Articles Supplementary established and fixed the rights and preferences of the Company’s Class S Common Stock, $.01 par value per share (the “Class S Shares”), and reclassified and designated (i) 41,500,000 authorized but unissued shares of Class D Shares as Class S Shares, (ii) 40,500,000 authorized but unissued shares of Class T Shares as Class S Shares, and (iii) 40,500,000 authorized but unissued shares of Class I Shares as Class S Shares (collectively, such renaming, and reclassification and designation, the “Share Modifications”). The Company’s bylaws, as amended to date (the “Bylaws”), were amended (the “Bylaws Amendment”) to reflect the name change described above, effective the Effectiveness Date. The Bylaws Amendment replaces all references in the Bylaws to Cole Real Estate Income Strategy (Daily NAV), Inc. with references to CIM Income NAV, Inc. In connection with the Share Modifications, on the Effectiveness Date, the Company filed Post-effective Amendment No. 9 to Registration Statement on Form S-11 (File No. 333-213271) (as amended, the “Registration Statement”) with the Securities Exchange Commission, which, among other things, made certain changes to the Company’s public offering pursuant to the Registration Statement to reflect the Share Modifications. The foregoing summary is qualified in its entirety by reference to the Amendment, the Articles Supplementary and the Bylaws Amendment, which are filed as Exhibit 3.1, Exhibit 3.2 and Exhibit 3.3, respectively, to this Current Report on Form 8-K and incorporated by reference herein.
On the Effectiveness Date, the Company amended and restated its Multiple Class Plan to, among other changes, reflect the Share Modifications, changes to the fees to be paid to the Advisor (as defined below), and revise the amendment provision to provide that the majority of the Board of Directors of the Company, including a majority of the independent directors, may at its discretion amend any provision of the Amended and Restated Multiple Class Plan. The foregoing summary is qualified in its entirety by reference to the Amended and Restated Multiple Class Plan, which is filed as Exhibit 4.2 to this Current Report on Form 8-K and incorporated by reference herein.
The Company and CRI (Daily NAV), LLC entered into the Third Amended and Restated Agreement of Limited Partnership of CIM Income NAV Operating Partnership, LP (formerly known as Cole Real Estate Income Strategy (Daily NAV) Operating Partnership, LP) (the “Operating Partnership”), dated as of the Effectiveness Date (the “Amended Operating Partnership Agreement”), to change the name of the Operating Partnership to CIM Income NAV Operating Partnership, LP and to reclassify the units of limited partnership interest as Class D OP Units, Class T OP Units, Class S OP Units and Class I OP Units, respectively, to align with the Share Modifications. The Amended Operating Partnership Agreement amends and restates the Second Amended and Restated Agreement of Limited Partnership of Cole Real Estate Income Strategy (Daily NAV) Operating Partnership, LP, dated as of August 26, 2013. The foregoing summary is qualified in its entirety by reference to the Amended Operating Partnership Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated by reference herein.
On the Effectiveness Date and in connection with the Share Modifications:

•
The Company entered into a Second Amended and Restated Advisory Agreement (the “Amended Advisory Agreement”) by and among the Company, the Operating Partnership and CIM Income NAV Advisors, LLC (formerly known as Cole Real Estate Income Strategy (Daily NAV) Advisors, LLC) (the “Advisor”). The Amended Advisory Agreement amends and restates the Amended and Restated Advisory Agreement, dated as of August 26, 2013. Among other things, the Amended Advisory Agreement reflects that (i) the advisory fee payable to the Advisor was increased from an annualized amount equal to 0.90% of the net asset value (“NAV”) of each class of common stock to an annualized amount equal to 1.10% of the NAV for each class of common stock, commencing on the Effectiveness Date and (ii) the performance fee payable to the Advisor will, starting with the period beginning on January 1, 2019, change from a fee equal to 25% of the excess total return to stockholders for each class of common stock, subject to a

6% hurdle rate and a cap of 10% of the aggregate total return on such class for such year, to a fee equal to 12.5% of the Total Return for each class of common stock, subject to a 5% Hurdle Amount (each term as defined in the Amended Advisory Agreement), a high water mark and a catch-up, payable annually in arrears. The foregoing summary is qualified in its entirety by reference to the Amended Advisory Agreement, which is filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated by reference herein.

•
The Company entered into a Third Amended and Restated Dealer Manager Agreement (the “Amended Dealer Manager Agreement”) by and between the Company and CCO Capital, LLC (formerly known as Cole Capital Corporation) (the “Dealer Manager”). The Amended Dealer Manager Agreement amends and restates the Second Amended and Restated Dealer Manager Agreement, dated as of February 10, 2017. Among other things, the Amended Dealer Manager Agreement provides for (i) the creation of, and establishing the fees relating to, the Class S Shares, (ii) a reduction in the ongoing annual selling fees for Class D Shares from 0.55% to 0.25% of the Company’s NAV for Class D Shares, for Class T Shares from 1.05% to 0.85% of the Company’s NAV for Class T Shares and for Class I Shares from 0.25% to 0.00% of the Company’s NAV for Class I Shares, and a reduction in the total upfront selling fees payable with respect to the Class T Shares from 3.75% to 3.50%, including an upfront dealer manager fee of 0.50%, of the offering price per share, and (iii) upfront selling commissions of up to 1.50% of the offering price per share for Class D Shares sold through participating broker-dealers and (iv) imposes a cap on the total selling fees payable with respect to all Class D Shares, Class T Shares and Class S Shares equal to 8.75% of the purchase price of the shares (or a lower limit set forth in any applicable agreement between the Company’s dealer manager and a participating broker-dealer). In connection with entering into the Amended Dealer Manager Agreement, the Form of Selected Dealer Agreement, into which the Dealer Manager enters with each of its dealers, was also amended accordingly to reflect the foregoing changes. The foregoing summary is qualified in its entirety by reference to the Amended Dealer Manager Agreement and Form of Selected Dealer Agreement, which are filed as Exhibit 1.1 and Exhibit 1.2, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

•
The Company amended and restated its Amended and Restated Distribution Reinvestment Plan to reflect the change to the Company’s name. The foregoing summary is qualified in its entirety by reference to the Second Amended and Restated Distribution Reinvestment Plan, which is filed as Exhibit 4.1 to this Current Report on Form 8-K and incorporated by reference herein.

On the Effectiveness Date, the Company also entered into an amendment to the Independent Valuation Expert Agreement (the “Valuation Agreement Amendment”) by and between the Company and CBRE, Inc. (“CBRE”), dated September 1, 2011. Among other changes, the Valuation Agreement Amendment changes the basis on which CBRE will provide certain valuation services to the Company from quarterly to annually. The foregoing summary is qualified in its entirety by reference to the Valuation Agreement Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
1.1
Third Amended and Restated Dealer Manager Agreement by and between CIM Income NAV, Inc. and CCO Capital, LLC, dated November 27, 2018 (Incorporated by reference to Exhibit 1.1 of CIM Income NAV, Inc.’s Post-effective Amendment No. 9 to Form S-11 (File No. 333-213271), filed November 27, 2018).

1.2	Form of Selected Dealer Agreement (Incorporated by reference to Exhibit 1.2 of CIM Income NAV, Inc.’s Post-effective Amendment No. 9 to Form S-11 (File No. 333-213271), filed November 27, 2018).

3.1
Second Articles of Amendment to the Second Articles of Amendment and Restatement of CIM Income NAV, Inc., dated as of November 27, 2018 (Incorporated by reference to Exhibit 3.3 of CIM Income NAV, Inc.’s Post-effective Amendment No. 9 to Form S-11 (File No. 333-213271), filed November 27, 2018).

3.2
Articles Supplementary to the Second Articles of Amendment and Restatement of CIM Income NAV, Inc., dated as of November 27, 2018 (Incorporated by reference to Exhibit 3.4 of CIM Income NAV, Inc.’s Post-effective Amendment No. 9 to Form S-11 (File No. 333-213271), filed November 27, 2018).

3.3
Second Amendment of Bylaws effective November 27, 2018 (Incorporated by reference to Exhibit 3.7 of CIM Income NAV, Inc.’s Post-effective Amendment No. 9 to Form S-11 (File No. 333-213271), filed November 27, 2018).

4.1
Second Amended and Restated Distribution Reinvestment Plan, effective November 27, 2018 (Incorporated by reference to Exhibit 4.1 of CIM Income NAV, Inc.’s Post-effective Amendment No. 9 to Form S-11 (File No. 333-213271), filed November 27, 2018).

4.2
Amended and Restated Multiple Class Plan of CIM Income NAV, Inc., effective November 27, 2018 (Incorporated by reference to Exhibit 4.2 of CIM Income NAV, Inc.’s Post-effective Amendment No. 9 to Form S-11 (File No. 333-213271), filed November 27, 2018).

10.1
First Amendment to Independent Valuation Expert Agreement by and between CIM Income NAV, Inc. and CBRE, Inc. (formerly known as CB Richard Ellis, Inc.), dated November 27, 2018 (Incorporated by reference to Exhibit 10.2 of CIM Income NAV, Inc.’s Post-effective Amendment No. 9 to Form S-11 (File No. 333-213271), filed November 27, 2018).

10.2
Third Amended and Restated Agreement of Limited Partnership of CIM Income NAV Operating Partnership, LP, dated November 27, 2018 (Incorporated by reference to Exhibit 10.3 of CIM Income NAV, Inc.’s Post-effective Amendment No. 9 to Form S-11 (File No. 333-213271), filed November 27, 2018).

10.3
Second Amended and Restated Advisory Agreement by and among CIM Income NAV, Inc., CIM Income NAV Operating Partnership, LP and CIM Income NAV Advisors, LLC, dated November 27, 2018 (Incorporated by reference to Exhibit 10.4 of CIM Income NAV, Inc.’s Post-effective Amendment No. 9 to Form S-11 (File No. 333-213271), filed November 27, 2018).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 27, 2018	CIM INCOME NAV, INC.
	By:	/s/ Nathan D. DeBacker
	Name:	Nathan D. DeBacker
	Title:	Chief Financial Officer and Treasurer
(Principal Financial Officer)

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